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                                                                    Exhibit 10.3


                      SECOND AMENDMENT TO CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), made as of this 30th day of March, 1994 among Kuhlman Corporation, a Delaware corporation (the "Borrower"), NationsBank of Georgia, N.A. and The Chase Manhattan Bank, N.A. as Managing Agents, and NationsBank of Georgia, N.A., The Chase Manhattan Bank, N.A., The First National Bank of Boston, NBD Bank, N.A., Harris Trust and Savings Bank, J.P. Morgan Delaware, and Trust Company of Georgia Bank of Savannah, N.A. (collectively the "Lenders"), and NationsBank of Georgia, N.A., as administrative agent for the Lenders (the "Administrative Agent"),

                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of December 15, 1993, as amended by that certain First Amendment to Credit Agreement dated as of March 29, 1994 (the "Credit Agreement"), and

     WHEREAS, the parties to the Credit Agreement wish to amend the Credit Agreement in certain respects as provided for herein;

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement, and further agree as follows:

     1. AMENDMENT TO SECTION 7.19. Section 7.19 of the Credit Agreement, CURRENT RATIO, is hereby amended by deleting the reference to the number "1.8" appearing therein and by substituting the number "1.5" therefor.

     2. NO OTHER AMENDMENT. Except for the amendment set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect. The amendment agreed to herein shall not constitute a modification of the Credit Agreement or a course of dealing with the Administrative Agent and the Lenders, or any of them, at variance with the Credit Agreement such as to require further notice by the Administrative Agent, the Lenders, the Majority Lenders, or any of them, to require strict compliance with the terms of the Credit Agreement, as amended by this Amendment, in the future.

     3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants in favor of the Administrative Agent and the Lenders as follows:

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     (a)  Each representation and warranty set forth in Article 4 of the Credit
Agreement is hereby restated and affirmed as true and correct in all material respects as of the date hereof;

     (b) The Borrower has the corporate power and authority (i) to enter into this Amendment, and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

     (c) This Amendment has been duly authorized, validly executed and delivered by one or more Authorized Signatories of the Borrower, and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms; and

     (d) The execution and delivery of this Amendment and performance by the Borrower under the Credit Agreement, as amended hereby, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower which has not already been obtained, nor be in contravention of or in conflict with the Articles of Incorporation or By-Laws of the Borrower, or the provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which the Borrower is party or by which the Borrower's assets or properties are or may become bound.

     4. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT. The effectiveness of this Amendment is subject to (1) the truth and accuracy of the representations and warranties contained in Section 3 hereof; and (ii) receipt of any other documents that the Administrative Agent, the Lenders, or any of them, may reasonably request, certified by an officer of the Borrower if so requested.

     5. COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

     6. LAW OF CONTRACT. This Amendment shall be deemed to be made pursuant to the laws of the State of Georgia with respect to agreements made and to be performed wholly in the State of Georgia and shall be construed, interpreted, performed and enforced in accordance therewith.

     7. EFFECTIVE DATE. Upon satisfaction of the conditions precedent referred to in Section 4 above, this Amendment shall be effective as of March 30, 1994.


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     13.  LOAN DOCUMENT.  This Amendment shall constitute a Loan Document.

     IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute, deliver and seal this Amendment as of the day and year first above written, to be effective as set forth in Section 7 hereof.

BORROWER:                          KUHLMAN CORPORATION

                                   By:  /s/ VERNON J. NAGEL
                                       ---------------------------------------
                                        Its:   E.V.P. of FINANCE
                                             ---------------------------------

[CORPORATE SEAL]                   ATTEST:  /s/ RICHARD A. WALKER
                                           -----------------------------------
                                        Its:   SECRETARY
                                             ---------------------------------


ADMINISTRATIVE AGENT:              NATIONSBANK OF GEORGIA, N.A.

                                   By: /s/ Authorized Signatory
                                       ---------------------------------------
                                        Its:
                                             ---------------------------------


LENDERS:                           NATIONSBANK OF GEORGIA, N.A.

                                   By: /s/ Authorized Signatory
                                       ---------------------------------------
                                        Its:
                                             ---------------------------------


                                   THE CHASE MANHATTAN BANK, N.A.

                                   By: /s/ Authorized Signatory
                                       ---------------------------------------
                                        Its:
                                             ---------------------------------


                                   THE FIRST NATIONAL BANK OF BOSTON

                                   By: /s/ Authorized Signatory
                                       ---------------------------------------
                                        Its:
                                             ---------------------------------


                                   NBD BANK, N.A.

                                   By: /s/ Authorized Signatory
                                       ---------------------------------------
                                        Its:
                                             ---------------------------------


                                   HARRIS TRUST AND SAVINGS BANK

                                   By: /s/ Authorized Signatory
                                       ---------------------------------------
                                        Its:
                                             ---------------------------------


                                   J. P. MORGAN DELAWARE

                                   By: /s/ Authorized Signatory
                                       ---------------------------------------
                                        Its:
                                             ---------------------------------


                                   TRUST COMPANY OF GEORGIA BANK OF
                                   SAVANNAH, N.A.

                                   By: /s/ Authorized Signatory
                                       ---------------------------------------
                                        Its:
                                             ---------------------------------


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